United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

September 26, 2016 (September 20, 2016)
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor
New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01	Entry into a Material Definitive Agreement.

On September 20, 2016, Overseas Shipholding Group, Inc. (“OSG”) and certain of its subsidiaries entered into a third amendment (the “Third OIN Credit Agreement Amendment”) to the secured term loan and revolver facilities, dated as of August 5, 2014, as amended by that certain First Amendment, dated as of June 3, 2015, and that certain Second Amendment, dated as of July 18, 2016 (as amended, the “OIN Facilities”), among OSG, OSG International, Inc. (“OIN”), OIN Delaware LLC (the sole member of which is OIN), certain OIN subsidiaries, Jefferies Finance LLC, as administrative agent, and other lenders party thereto, both secured by a first lien on substantially all of the International Flag assets of OIN and its subsidiaries.

The Third OIN Credit Agreement Amendment, among other things, (i) permits OIN to dividend up to an aggregate amount of $100,000,000 to OSG prior to October 14, 2016; (ii) reduces the amount of Incremental Term Loans and Incremental Revolving Loans (as defined in the OIN Facilities) the Borrowers may obtain under the OIN Facilities to $200,000,000 and alters certain conditions for providing such loans; (iii) increases the amount of certain investments OIN and its subsidiaries may make under the OIN Facilities; and (iv) required OIN to prepay outstanding Initial Term Loans (as defined in the OIN Facilities) in an aggregate principal amount equal to $75,000,000 substantially simultaneously with the effective date of the Third OIN Credit Agreement Amendment.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Third OIN Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Third Amendment, dated as of September 20, 2016, to OIN Credit Agreement dated as of August 5, 2014, as amended by that certain First Amendment, dated as of June 3, 2015, and that certain Second Amendment, dated as of July 18, 2016, among the Registrant, OSG International, Inc. (“OIN”), OIN Delaware LLC, certain subsidiaries of OIN as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: September 26, 2016	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment, dated as of September 20, 2016, to OIN Credit Agreement dated as of August 5, 2014, as amended by that certain First Amendment, dated as of June 3, 2015, and that certain Second Amendment, dated as of July 18, 2016, among the Registrant, OSG International, Inc. (“OIN”), OIN Delaware LLC, certain subsidiaries of OIN as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.